EXECUTIVE LONG-TERM INCENTIVE
                                COMPENSATION PLAN

                          PSEG ENERGY TECHNOLOGIES INC.

                                 JANUARY 1, 1997








                                                       AMENDED DECEMBER 21, 1998



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                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
1.   Purposes...........................................................    1

2.   Definitions........................................................    1

3.   Eligibility........................................................    2

4.   Administration.....................................................    3

5.   Determination of Target Incentive Award............................    3

6.   Determination of Performance Objectives............................    3

7.   Determination of Achievement of Performance Objectives ............    3

8.   Determination of Award Cycle.......................................    4

9.   Determination of Final Incentive Performance Awards ...............    4

10.  Payment of Final Incentive Performance Awards......................    4

11.  Termination........................................................    4

12.  Assignment.........................................................    5

13.  Plan Does Not Constitute an Employment Agreement...................    5

14.  Amendment or Termination of the Plan by the Company ...............    5

15.  What Constitutes Notice............................................    5

16.  Advance Disclaimer of Any Waiver...................................    6

17.  Effect on Invalidity of Any Part of the Plan.......................    6

18.  Plan Binding on Any Successor Owner................................    6

19.  Laws Governing This Plan...........................................    6

20.  Miscellaneous......................................................    6

21.  Withholding........................................................    6

22.  Effective Date.....................................................    7

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                          PSEG ENERGY TECHNOLOGIES INC.

                          EXECUTIVE LONG-TERM INCENTIVE
                                COMPENSATION PLAN

                                 January 1, 1997

1.   PURPOSES

     The purposes of this Plan are to foster attainment of the long-term financial and operating objectives of the Company by providing incentive to members of the senior management of the Company tied to the achievement of those long-term objectives; to supplement the Company's salary and benefit programs so as to provide overall compensation for such executives which is competitive with corporations with which the Company must compete for executive talent; and to assist the Company in attracting and retaining executives who can have a material, positive influence on its long-term financial and operating results.

2.   DEFINITIONS

     As used in this Plan, the following words and phrases shall have the following meanings unless the context clearly requires otherwise:

          (a) "Award Cycle" - a Performance Cycle with respect to which Final Incentive Performance Awards to Participants in the Plan are approved by the Committee in accordance with Section 9.

          (b) "Base Salary" - a sum equal to the annual rate of a Participant's base compensation as of the first day of any Performance Cycle.

          (c) "Committee" - the Compensation Committee of the Board of Directors of the Company.

          (d) "Company" - PSEG Energy Technologies Inc.

          (e) "Disability" - any physical or mental condition which renders a Participant incapable of performing further work for the Company and that results in termination of such Participant's employment.

          (f) "Distribution Date" - a date for distribution established by the Committee pursuant to Paragraph 10(b) of this Plan.


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          (g) "Final Incentive Performance Award" - the amount awarded to a
Participant in accordance with Paragraph 9 of this Plan.

          (h) "Participant" - such senior employees of the Company as may be designated by the Committee to participate in this Plan.

          (i) "Performance Cycle" - a period of three consecutive Plan Years as designated by the Committee.

          (j) "Plan" - this PSEG Energy Technologies Inc. Executive Long-Term Incentive Compensation Plan.

          (k) "Plan Year" - the calendar year.

          (l) "Retirement" - termination of employment with the Company (i) at or after the age of 62 or (ii) under circumstances entitling the Participant to an immediately payable periodic retirement benefit under the Public Service Electric and Gas Company Pension Plan or the Cash Balance Pension Plan of Public Service Electric and Gas Company.

          (m) "Subsidiary" - a corporation at least 80% of the voting shares of which are owned by this Company.

          (n) "Target Incentive Award" - the amount determined under Paragraph 5 of this Plan.

3.   ELIGIBILITY

     (a) The Committee may select such employees of the Company and its Subsidiaries (individually or by position) for participation in the Plan upon such terms as it deems appropriate, due to the employee's responsibilities and opportunity to contribute substantially to the attainment of the long-term financial and operating objectives of the Company. A determination with respect to participation for any particular Performance Cycle shall be made no later than the beginning of the Performance Cycle, except that designation of Participants with respect to the first Performance Cycle following adoption of the Plan shall be made within 30 days of the initial adoption of this Plan and selection for participation in the Plan of new hires or of employees newly promoted to executive positions shall be made within 30 days of hire or promotion. Further, the Committee may adjust a Final Incentive Performance Award of any Participant if the Committee deems it appropriate to so do reflect a change which may have occurred during a Performance Cycle in such Participant's position or responsibilities.

     (b) Participation in the Plan in one Plan Year or Performance Cycle shall not guarantee participation in any other Plan Year or Performance Cycle. The Committee shall have


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sole discretion with respect to the selection of Participants or whether to suspend operation of the Plan for any period of time.

4.   ADMINISTRATION

     (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select Participants, to designate the Target Incentive Award for each Participant, to determine Performance Objectives for a Performance Cycle and to determine the amount of all Final Incentive Performance Awards. Also, notwithstanding anything contained in this Plan to the contrary, the Committee may adjust a Participant's Final Incentive Award based upon any reasonable criteria it may determine. The Committee shall also have, subject to the provisions of the Plan, full and final authority to interpret the Plan, to establish and revise rules, regulations and guides relating to the Plan, to entertain appeals of Participants or beneficiaries regarding alleged adverse determinations under the Plan and to make any other determinations that it believes necessary or advisable for the administration of the Plan.

     (b) All decisions and determinations by the Committee shall be final and binding upon all parties, including the Company, Participants, beneficiaries and other employees.

5.   DETERMINATION OF TARGET INCENTIVE AWARD

     Prior to each Performance Cycle, or in the case of the first Performance Cycle, within 30 days after the initial adoption of the Plan and, in the case of new hires or newly promoted executives selected for participation, within 30 days from the date of hire or promotion, the Committee shall approve a Target Incentive Award for each Participant based upon the Participant's position and potential to contribute to the attainment of the Company's long-term financial and operating objectives. The Target Incentive Award shall be expressed as a whole dollar amount equal to a percentage of the Participant's Base Salary.

6.   DETERMINATION OF PERFORMANCE OBJECTIVES

     (a) Concurrent with the approval of Target Incentive Awards for Participants, the Committee shall establish Performance Objectives for the Company for the related Performance Cycle. The Company's actual performance during a Performance Cycle will be compared to these Performance Objectives in determining the amount, if any, of each Participant's Final Incentive Performance Award. Performance Objectives shall be measurable criteria regarding the Company's quality of earnings, earnings growth, asset growth, market share and/or such other indicators selected by the Committee to reflect the Company's business plan for the related Performance Cycle.


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     (b) At the time that it approves Performance Objectives for a Performance
Cycle, the Committee shall assign to each a relative weight to be afforded the accomplishment of each such Performance Objective in calculating the Final Incentive Performance Award of each Participant.

7.   DETERMINATION OF ACHIEVEMENT OF PERFORMANCE OBJECTIVES

     Within 90 days of the end of each Performance Cycle, the Committee shall certify the extent to which the Company has achieved the several Performance Objectives which have been established for such Performance Cycle. Certification shall be by resolution of the Committee, which resolution shall state the percentage of achievement of each respective Performance Objective. The determination of such achievement shall be by reference to the Company's audited financial statements.

8.  DETERMINATION OF AWARD CYCLE

     Not later than 120 days after the close of each Performance Cycle, the Committee shall, in its sole discretion, determine whether any Participant shall be granted a Final Incentive Performance Award with respect to such Performance Cycle. A Performance Cycle for which the Committee has determined that a Final Incentive Performance Award shall be paid shall be deemed an Award Cycle.

9.   DETERMINATION OF FINAL INCENTIVE PERFORMANCE AWARDS

     To determine each Participant's Final Incentive Performance Awards, the Participant's Target Incentive Award shall be multiplied by an applicable percentage based upon the Committee's certification of the Company's achievement of its Performance Objectives for the Performance Cycle and the following chart:


================================================================================
             Weighted Average            Final Incentive Performance Award* as
              Achievement of                      a Percent of Target
          Performance Objectives                    Incentive Award
--------------------------------------------------------------------------------
                  >150%                                  200%
                  -
--------------------------------------------------------------------------------
                   125%                                  150%
--------------------------------------------------------------------------------
                   100%                                  100%
--------------------------------------------------------------------------------
                    75%                                   50%
--------------------------------------------------------------------------------
                  < 50%                                    0%
                  -
--------------------------------------------------------------------------------

     *Awards for weighted average achievement of Performance Objectives at levels above 50% and below 150%, but not shown above, are to be interpolated.

================================================================================



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10.  PAYMENT OF FINAL INCENTIVE PERFORMANCE AWARDS

     Payment of a Participant's Final Incentive Performance Award shall be made within 30 days of the date that the Committee approves the amount of such award unless the Committee determines, in its sole discretion, that payment shall be made at some other time. Payment shall be paid in cash by check.

11.  TERMINATION

     (a) If the employment of a Participant by the Company is terminated on account of the Participant's death, Disability or Retirement after such Participant shall have completed at least one year of a Performance Cycle, the Committee shall, if it determines that a Final Incentive Performance Award may be earned for any such Performance Cycle(s) which include the Plan Year of termination, prorate the Final Incentive Performance Award(s) for that part of such Performance Cycle(s) in which the Participant was participating prior to such termination and the Company shall pay the prorated Final Incentive Performance Award as soon as practicable after determination, unless otherwise determined by the Committee.

     (b) If the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the Participant shall not receive any Final Incentive Performance Award for that part of any uncompleted Performance Cycle(s) in which the Participant was participating at the time of termination.

     (c) If a Participant becomes a Participant during a Performance Cycle, any Final Incentive Performance Award to the Participant shall be appropriately prorated from the time the Participant entered the Plan to the end of the Performance Cycle.

     (d) In the case of a Participant's death, payment of the entire value of the Participant's award under the Plan shall be made to the Participant's Estate. Such payment shall be made as a lump sum as soon as practicable after the Participant's death.

12.  ASSIGNMENT

     No benefit under the Plan shall in any manner or to any extent be assigned, alienated or transferred by any Participant under the Plan or subject to attachment, garnishment or other legal process.

13.  PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT

     This Plan shall not constitute a contract for the continued employment of any Participant by the Company. The Company reserves the right to modify a Participant's compensation at any time and from time to time as it considers appropriate and to terminate any Participant's employment for any reason at any time notwithstanding this Plan.


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14.  AMENDMENT OR TERMINATION OF THE PLAN BY THE COMPANY

     The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or termination shall materially adversely affect the right of a Participant in respect of a previously earned Final Incentive Performance Award which has not been paid, unless such Participant or his or her legal representative shall consent to such change. If this Plan is terminated during any Performance Cycle in which Participants have been selected to participate, the Board of Directors may authorize the Committee to prorate and make provision for payment of Final Incentive Performance Awards for such a period.

15.  WHAT CONSTITUTES NOTICE

     Any notice to a Participant or legal representative hereunder shall be given either by delivering it, or by depositing it in the United States mail, postage prepaid, addressed to such person's last-known address. Any notice to the Company or the Committee hereunder shall be given either by delivering it, or depositing it in the United States Mail, postage prepaid, to the Secretary, PSEG Energy Technologies Inc., 80 Park Plaza, T4B, P. O. Box 1171, Newark, New Jersey 07101.

16.  ADVANCE DISCLAIMER OF ANY WAIVER

     Failure by the Company or the Committee to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

17.  EFFECT ON INVALIDITY OF ANY PART OF THE PLAN

     The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

18.  PLAN BINDING ON ANY SUCCESSOR OWNER

     Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

19.  LAWS GOVERNING THIS PLAN

     Except to the extent federal law applies, this Plan shall be governed by the laws of the


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State of New Jersey.


20.  MISCELLANEOUS

     The masculine pronoun shall also mean the feminine and vice versa wherever appropriate.

21.  WITHHOLDING

     The Company shall have the right to deduct from any payment any sums required to be withheld by federal, state, or local tax law. There is no obligation hereunder that any Participant or other person be advised in advance of the existence of the tax or the amount so required to be withheld.

22.  EFFECTIVE DATE

     This Plan shall be effective as of January 1, 1997 although, at the Committee's discretion, the first year of the first Performance Cycle may be less than a full calender year and may commence prior to such date, but no earlier than June 1, 1996.